UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 12, 2009

RIVERBED TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33023	03-0448754
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

199 Fremont Street

San Francisco, CA 94105

(Address of principal executive offices, including zip code)

(415) 247-8800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Long-Term Incentive Plan

On February 12, 2009, the Compensation Committee (the “Committee”) of the Board of Directors of Riverbed Technology, Inc. (the “Company”) adopted the Riverbed Technology, Inc. Long-Term Incentive Plan (the “LTIP”). The objective of the LTIP is to retain and motivate eligible employees by providing them with the potential to earn long-term incentive compensation based on the Company’s performance. The Committee will establish the performance metrics and performance period under the LTIP at the beginning of each Company fiscal year, giving participants the opportunity to earn fully vested stock units based on the Company’s performance that year. The performance metrics and performance periods established by the Committee may vary from year to year. For the initial LTIP award, the Committee designated the Company’s 2009 annual revenue growth as the performance metric. The foregoing description of the LTIP is qualified in its entirety by reference to the LTIP, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Equity Awards

On February 12, 2009, the Committee also approved grants of restricted stock units under the LTIP to the named executive officers of the Company to be effective on the later of (i) February 20, 2009 or (ii) the business day immediately following the filing of the Company’s Registration Statement on Form S-8 covering the 2009 evergreen shares under the Company’s 2006 Equity Incentive Plan, as set forth in the following chart:

Named Executive Officer	Performance-Based Target Award*	Time-Based Award
Jerry Kennelly	210,000	70,000
Steve McCanne	150,000	50,000
Randy Gottfried	75,000	25,000
David Peranich	75,000	25,000
Eric Wolford	75,000	25,000

*	The Target Award listed in this column represents the target number of shares for the performance period; however, the actual number of shares earned at the conclusion of the performance period will vary from 0% to 200% of the Target Award based on Company performance.

Subject to continuing service requirements, any shares earned under the Performance-Based Target Awards will vest in full on December 31, 2011, and the Time-Based Award shares will vest in three equal annual increments with completion of vesting on December 31, 2011. The LTIP shares are additionally subject to accelerated vesting as set forth in the LTIP.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

10.1	Riverbed Technology, Inc. Long-Term Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIVERBED TECHNOLOGY, INC.

Date: February 19, 2009	By:	/s/ Brett Nissenberg
Brett Nissenberg General Counsel and Vice President of Corporate and Legal Affairs

EXHIBIT INDEX

Exhibit No.	Description

10.1	Riverbed Technology, Inc. Long-Term Incentive Plan